United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 31, 1996


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


     Bermuda                        1-4668                         NONE
(State or other jurisdiction     (Commission                  (IRS Employer
    of incorporation)             File Number)              Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA            NONE
      (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422



         (Former name or former address, if changed since last report.)







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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

     On May 31, 1996, the Company announced that the offering of 6,672,726 shares of its common stock at $1.00 per share was oversubscribed.

     A Press release relating to these developments is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

         (99) Additional Exhibits

             (a) Press release of the registrant dated May 31, 1996.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                 (Registrant)



                                   By /s/ James R. Joyce
                                   James R. Joyce
                                   Treasurer


Date:  June 3, 1996
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